Exhibit 99.51

MBNA MASTER CREDIT CARD TRUST II

SERIES 2000-K

KEY PERFORMANCE FACTORS
December 31, 2000



Expected B Maturity 10/17/2005


Blended Coupon 6.9262%


Excess Protection Level
3 Month Average   0.00%
December, 2000   0.00%
November, 2000  N/A
October, 2000  N/A


Cash Yield19.25%


Investor Charge Offs 8.18%


Base Rate11.70%


Over 30 Day Delinquency 4.72%


Seller's Interest10.47%


Total Payment Rate13.35%


Total Principal Balance$57,190,978,436.47


 Investor Participation Amount$750,000,000.00


Seller Participation Amount$5,990,287,874.98





For purposes of calculating the Base Rate and Excess Protection Level, a Coupon of 9.70% (40/360) was used. The Base Rate was calculated using a 40 day monthly period, 11/21/00 to 12/31/00.